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                                                                    EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [  ]



                                ---------------


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)


                                ---------------


                                NATIONSRENT, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  31-1570069
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                         TABLE OF ADDITIONAL REGISTRANTS
                         -------------------------------

       A-Action Rental, Inc.                                Pennsylvania
       Acme Rental, Inc.                                    Michigan
       A to Z Rents It, Inc.                                Texas
       A to Z Rents It, Inc. #2                             Texas
       Central Alabama Rental Center, Inc.                  Alabama
       Gabriel Trailer Manufacturing Company, Inc.          Ohio
       Gold Coast Aerial Lift, Inc.                         Florida
       High Reach Company, Inc.                             Florida
       NationsRent of Alabama, Inc.                         Delaware
       NationsRent of California, Inc.                      Delaware
       NationsRent of Florida, Inc.                         Delaware
       NationsRent of Georgia, Inc.                         Delaware
       NationsRent of Indiana, Inc.                         Delaware
       NationsRent of Kentucky, Inc.                        Delaware
       NationsRent of Louisiana, Inc.                       Delaware








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       NationsRent of Michigan, Inc.                        Delaware
       NationsRent of New Hampshire, Inc.                   Delaware
       NationsRent of Ohio, Inc.                            Delaware
       NationsRent of Tennessee, Inc.                       Delaware
       NationsRent of Texas, Inc.                           Delaware
       NationsRent of West Virginia, Inc.                   Delaware
       NRI/LEC Merger Corp., Inc.                           Delaware
       Raymond Equipment Company                            Kentucky
       Sam's Equipment Rental, Inc.                         Ohio
       Southeast Rental & Leasing, Inc.                     Florida
       Tennessee Tool & Supply, Inc.                        Tennessee
       The Bode-Finn Company                                Ohio
       The J. Kelly Co., Inc.                               Michigan
       Titan Rentals, Inc.                                  West Virgina



450 East Las Olas Boulevard
Fort Lauderdale, FL                                         33301
(Address of principal executive offices)                    (Zip code)




                             ----------------------


                   10-3/8% Senior Subordinated Notes due 2008
                       (Title of the indenture securities)



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1.      GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
        TRUSTEE:

        (a)   NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO
              WHICH IT IS SUBJECT.
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        Name                                        Address
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
        Superintendent of Banks of the State of     2 Rector Street, New York,
        New York                                    N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York            33 Liberty Plaza, New York, N.Y. 10045

        Federal Deposit Insurance Corporation       Washington, D.C. 20429

        New York Clearing House Association         New York, New York 10005
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        (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





















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                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of December, 1998.

                                          THE BANK OF NEW YORK



                                          By:   /s/ MARIE E. TRIMBOLI
                                             ----------------------------------
                                          Name:  MARIE E. TRIMBOLI
                                          Title:    ASSISTANT TREASURER






















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                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of December, 1998.

                                          THE BANK OF NEW YORK



                                          By:   /s/ MARIE E. TRIMBOLI
                                             ----------------------------------
                                          Name:  MARIE E. TRIMBOLI
                                          Title:    ASSISTANT TREASURER
















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                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                   in Thousands
ASSETS
 Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..             $7,301,241
   Interest-bearing balances...........................              1,385,944
Securities:
   Held-to-maturity securities.........................              1,000,737
   Available-for-sale securities.......................              4,240,655
Federal funds sold and Securities purchased under
   agreements to resell................................                971,453
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income............................................ 38,788,269
   LESS: Allowance for loan and
     lease losses......................................    632,875
   LESS: Allocated transfer risk
     reserve...........................................          0
Loans and leases, net of unearned income,
     allowance, and reserve............................             38,155,394
Assets held in trading accounts........................              1,307,562
Premises and fixed assets (including capitalized
   leases).............................................                670,445
Other real estate owned................................                 13,598
Investments in unconsolidated subsidiaries and
   associated companies................................                215,024
Customers' liability to this bank on acceptances
   outstanding.........................................                974,237
Intangible assets......................................              1,102,625
Other assets...........................................              1,944,777
                                                                   -----------
Total assets...........................................            $59,283,692
                                                                   ===========
LIABILITIES
Deposits:
   In domestic offices.................................            $26,930,258
   Noninterest-bearing................................. 11,579,390
   Interest-bearing.................................... 15,350,868
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................             16,117,854
   Noninterest-bearing.................................    187,464
   Interest-bearing.................................... 15,930,390
Federal funds purchased and Securities sold under
   agreements to repurchase............................              2,170,238
Demand notes issued to the U.S.Treasury................                300,000
Trading liabilities....................................              1,310,867
Other borrowed money:
   With remaining maturity of one year or less.........              2,549,479
   With remaining maturity of more than one year
     through three years...............................                      0
   With remaining maturity of more than three years....                 46,654
Bank's liability on acceptances executed and
   outstanding.........................................                983,398
Subordinated notes and debentures......................              1,314,000
Other liabilities......................................              2,295,520
                                                                   -----------
Total liabilities......................................             54,018,268
                                                                   -----------
EQUITY CAPITAL
Common stock...........................................              1,135,284
Surplus................................................                731,319
Undivided profits and capital reserves.................              3,385,227
Net unrealized holding gains (losses) on
   available-for-sale securities.......................                 51,233
Cumulative foreign currency translation adjustments....                (37,639)
                                                                   -----------
Total equity capital...................................              5,265,424
                                                                   -----------
Total liabilities and equity capital...................            $59,283,692
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        I, Robert E. Keilman, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                                               Robert E. Keilman

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


J. Carter Bacot                }
Thomas A. Renyi                }    Directors
Alan R. Griffith               }
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